Exhibit 10.1
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                       Summary Sheet for CFO Compensation

     Under Ms. Vanderford's employment arrangement with Merisel, Inc., Ms. Vanderford's compensation is comprised of two components, an annual base salary and an annual bonus target as follows:


Year                         Annual Base Salary        Annual Bonus Target
----                         ------------------        -------------------
1                                  $195,000                    50%
2                                  $215,000                    50%
3                                  $235,000                    60%
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